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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: May 12, 2003



                           The Middleton Doll Company.
             (Exact name of registrant as specified in its charter)

                                    Wisconsin
                 (State or other jurisdiction of incorporation)


         811-3787                              39-1364345
  -----------------------            -------------------------------
  (Commission File Number)          (IRS Employer Identification No.)


W239 N1700 Busse Road, Waukesha, Wisconsin                          53188
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (262) 523-4300




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements of Business Acquired.
             ------------------------------------------

             None.

         (b) Pro Forma Financial Information.
             --------------------------------

             None.

         (c) Exhibits.
             ---------

99.1     Press Release dated May 12, 2003


Item 9.  Regulation FD Disclosure

     The following information is being furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition," and is included under this Item 9 in accordance with SEC Release No. 33-8216 (March 27, 2003). On May 12, 2003, The Middleton Doll Company issued a press release announcing its earnings for the quarter ended March 31, 2003. The press release is attached hereto as
Exhibit 99.1.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly aughorized.


Date:  May 12, 2003                        The Middleton Doll Company

                                           By: /s/ Susan J. Hauke
                                               ------------------------------
                                               Susan J. Hauke
                                               Chief Financial Officer




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INDEX TO EXHIBITS:


Exhibit
Number                   Description
-------                  -----------

99.1                     Press release: The Middleton Doll Company Reports
                         First Quarter Results